UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2016

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously disclosed, PDL BioPharma, Inc. (the “Company”) extended waivers through November 30, 2016 under the credit agreement between the Company and Direct Flow Medical, Inc. (“Direct Flow Medical”) related to certain defaults of Direct Flow Medical pursuant to the credit agreement. During this waiver period, the Company explored its options while Direct Flow Medical continued to seek additional financing. Late in the morning, Pacific Standard Time, on November 16, 2016, Direct Flow Medical advised the Company that its potential additional financing source had significantly modified its financing proposal, changing from an equity investment to a loan in a substantially lower amount and proposing other less favorable terms. The Company is evaluating its alternatives regarding its investment in Direct Flow Medical in light of this development. The Company may elect to initiate foreclosure proceedings with respect to Direct Flow Medical’s assets that secure the Direct Flow Medical loan. If it does so, there is no assurance as to the value the Company may realize upon foreclosure, and it is likely the investment will be further impaired, resulting in a write down of a portion or all of the value of the investment.
Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this report is furnished pursuant to Items 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Cautionary Statements
This filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 23, 2016, as updated by subsequent periodic filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer

Dated: November 17, 2016